Supplemental Materials July 2019

Slide title - Font size: 20 pt Disclaimer FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt These Supplemental Materials supplement, and should be reviewed together with, the CEC Entertainment Investor Presentation dated March 2019. References below to this presentation 682C91 R:104 G:44 B:145 refer to such Investor Presentation as supplemented hereby. Heading Neither Leo Holdings Corp. (“Leo”) nor CEC Entertainment, Inc. (“CEC”, “Chuck E. Cheese’s” or the “Company”) nor any of their respective affiliates makes any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. This presentation has been prepared for informational purposes only Colour: R:104 G:44 B:145 and the exclusive use of the party to whom the presentation has been delivered (such party, together with its subsidiaries and affiliates, the “Recipients”). The Recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. The Recipient should consult its own counsel and tax and financial advisors as to legal Line: R:104 G:44 B:145 / Hex: 682C91 and related matters concerning the matters described herein, and, by accepting this presentation, the Recipient confirms that it is not relying upon the information contained herein to make any decision. This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require. Theme Colour Accents The Recipient acknowledges that Leo and the Company consider this presentation and all information contained herein to include confidential, sensitive and proprietary information that is 682C91 R:104 G:44 B:145 A1 covered by the confidentiality undertaking of the Recipient. The Recipient acknowledges and agrees that it will use this presentation and all information contained herein in accordance with the confidentiality agreement. D20033 R:210 G:0 B:51 A2 Forward-Looking Statements. Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Leo’s 249384 R:36 G:147 B:132 A3 or the Company’s future financial or operating performance. For example, projections of future Adjusted EBITDA, Gross Profit, Capital Expenditures and Free Cash Flow are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could FA7600 R:250 G:118 B:0 A4 cause actual results to differ materially from those expressed or implied by such forward looking statements. 0561BA R:5 G:97 B:186 A5 These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Leo and its management, and CEC and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations, include, but are not limited to, various factors beyond management's control including competition and general economic conditions for the Company and its management, and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” 76BB1F R:118 G:187 B:31 A6 and “Cautionary Statement Regarding Forward-Looking Statements” in (i) Leo’s Prospectus dated February 12, 2018 with respect to its initial public offering, and (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. 9D0E2D R:157 G:14 B:45 H/A7 Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated 76BB1F R:118 G:187 B:31 F/A8 results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Leo nor the Company undertakes any duty to update these forward-looking statements. Recommended client's colour Following the completion of the Business Combination, the combined company does not intend to publicly issue quarterly guidance. Client: Fill with colour Financial Presentation. All Company financial information included in this presentation is consolidated financial information of Queso Holdings Inc., the direct parent holding company of CEC and the entity that will be party to the transaction with Leo. Queso Holdings Inc. has no material assets other than its ownership of CEC and conducts no operations other than through Recommended CS colour CEC and its subsidiaries. CS: Fill with colour Non-GAAP Financial Information. In this presentation, Leo and the Company may refer to certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Venue-Level Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDAR margin, Free Cash Flow and Free Cash Flow Conversion. To the extent Leo and the Company disclose non-GAAP Highlights in tables financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). This H1: Fill with colour presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain H2: Fill with colour amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. CustomColour Checker v2.2 2

Slide title - Font size: 20 pt Transaction Update FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 • On April 8, 2019, Leo Holdings, Corporation (“Leo”), a publicly traded special purpose acquisition company, and CEC Entertainment, Inc. (“CEC”) announced a definitive business combination agreement Heading between Leo and Queso Holdings, Inc. (“Queso”), the parent company of CEC, together with Apollo Total Revenue: $929mm Colour: R:104 G:44 B:145 Global Management (“Apollo”), Queso’s controlling stockholder Line: R:104 G:44 B:145 / Hex: 682C91 Theme Colour Accents • The transaction values CEC at an enterprise value of $1.4bn 682C91 R:104 G:44 B:145 A1 • Transaction funded by cash in trust of $200mm, a PIPE of $114mm, and rollover equity by Apollo and D20033 R:210 G:0 B:51 A2 existing shareholders of $360mm SSS Growth: 4.2% 249384 R:36 G:147 B:132 A3 • Proceeds from the transaction will be used to de-leverage and pay down CEC’s Senior Unsecured Notes as well as pay expenses associated with the transaction FA7600 R:250 G:118 B:0 A4 • The PIPE investment has increased to $114mm from $100mm 0561BA R:5 G:97 B:186 A5 Adj. EBITDA: $187mm 76BB1F R:118 G:187 B:31 A6 • This reflects an incremental $14mm investment of primary capital on the same terms as other PIPE investors, the substantial majority of which is being made by a highly respected investor 9D0E2D R:157 G:14 B:45 H/A7 with a strong track record in the consumer sector 76BB1F R:118 G:187 B:31 F/A8 • This will lower the proceeds necessary to meet the minimum cash requirement under the Company Operated Venue Remodels: 60 Recommended client's colour business combination agreement from 75% to 68% of cash in trust Client: Fill with colour • Apollo and existing shareholders will not be selling any shares and will continue to retain (To be completed in Q3 and Q4) Recommended CS colour majority ownership of CEC. Excess proceeds will be utilized for de-leveraging CS: Fill with colour • Leo expects to hold a shareholder vote by the end of July 2019 and to close the business Highlights in tables combination shortly thereafter H1: Fill with colour Total Capital Expenditures: $95-105mm • Leo has established June 21, 2019 as the record date for a shareholder meeting H2: Fill with colour CustomColour Checker v2.2 3

Slide title - Font size: 20 pt CEC Reiterates FY2019 Guidance FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 Heading Total Revenue: $929mm Colour: R:104 G:44 B:145 Line: R:104 G:44 B:145 / Hex: 682C91 Theme Colour Accents 682C91 R:104 G:44 B:145 A1 D20033 R:210 G:0 B:51 A2 SSS Growth: +4.2% 249384 R:36 G:147 B:132 A3 FA7600 R:250 G:118 B:0 A4 0561BA R:5 G:97 B:186 A5 Adj. EBITDA: $187mm 76BB1F R:118 G:187 B:31 A6 9D0E2D R:157 G:14 B:45 H/A7 76BB1F R:118 G:187 B:31 F/A8 Company Operated Venue Remodels: 60 Recommended client's colour Client: Fill with colour (To be completed in Q3 and Q4) Recommended CS colour CS: Fill with colour Highlights in tables H1: Fill with colour Total Capital Expenditures: $95-105mm H2: Fill with colour CustomColour Checker v2.2 4

Slide title - Font size: 20 pt CEC on Track to Achieve FYE 2019 SSS Guidance FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt CEC SSS Performance Including Q2 and FYE Guidance 682C91 R:104 G:44 B:145 Heading Colour: R:104 G:44 B:145 On track to achieve full year SSS growth of +4.2% Line: R:104 G:44 B:145 / Hex: 682C91 Theme Colour Accents Period As Reported Adjusted Commentary 682C91 R:104 G:44 B:145 A1 D20033 R:210 G:0 B:51 A2 Q1 2019 +7.7% ~+6.2% 150bps shifted to Q2 Adjusted SSS represents shift 249384 R:36 G:147 B:132 A3 in Easter / Spring Break timing FA7600 R:250 G:118 B:0 A4 between quarters to properly reflect YoY performance (1) 0561BA R:5 G:97 B:186 A5 Q2 2019E +0.4% ~+2.2% 175bps shifted from Q1 76BB1F R:118 G:187 B:31 A6 9D0E2D R:157 G:14 B:45 H/A7 2019 SSS YTD(1) +4.5% Represents SSS results through the end of Q2 2019 76BB1F R:118 G:187 B:31 F/A8 Growth Recommended client's colour Implied H2 2019E performance Initiatives In Test: reflected in current guidance All Time Stores Client: Fill with colour Implied +3.9% 8.0 Tickets per tap H2 2019E Includes ~70bps total YoY Recommended CS colour contribution to SSS from Simplified Menu CS: Fill with colour planned remodels Bigger Combo Deals Highlights in tables H1: Fill with colour 2019E +4.2% CEC reiterates 2019E SSS growth guidance of +4.2% H2: Fill with colour CustomColour Checker v2.2 5 Note: CEC financials available at SEC.gov. (1) Reported SSS figures may differ due to rounding.

Slide title - Font size: 20 pt Consistent CEC SSS Outperformance vs Dave & Buster’s FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 CEC SSS Outperformance Heading . The below graph shows the outperformance of CEC vs. Dave & Buster’s same store sales on a quarterly basis Colour: R:104 G:44 B:145 . For comparability purposes, CEC’s sales results have been aligned to Dave & Buster’s fiscal calendar Line: R:104 G:44 B:145 / Hex: 682C91 Theme Colour Accents 682C91 R:104 G:44 B:145 A1 Difference in CEC vs Dave & Buster’s Year-on-Year SSS Performance CEC SSS Conformed to FYE January for Comparability to D&B(1) D20033 R:210 G:0 B:51 A2 249384 R:36 G:147 B:132 A3 + 4.3% + 4.2% + 4.2% FA7600 R:250 G:118 B:0 A4 + 3.0% 0561BA R:5 G:97 B:186 A5 + 1.5% 76BB1F R:118 G:187 B:31 A6 9D0E2D R:157 G:14 B:45 H/A7 Q1 Q2 Q3 Q4 Q1 76BB1F R:118 G:187 B:31 F/A8 2018 2019 Recommended client's colour Quarterly SSS Performance CEC SSS Conformed to FYE January for Comparability to D&B(1) Client: Fill with colour Recommended CS colour (0.6%) (0.9%) +2.9% +5.9% +3.9% CS: Fill with colour Highlights in tables (4.9%) (2.4%) (1.3%) +2.9% (0.3%) H1: Fill with colour H2: Fill with colour Consistent CEC SSS Outperformance versus Dave & Buster’s CustomColour Checker v2.2 6 Note: CEC and Dave & Buster’s financials available at SEC.gov. (1) CEC year-on-year SSS data conformed to match D&B's reporting period, e.g. February 4 to May 5 2019, for Q1 2019.

. Play Pass, All You . Management Can Play and More guiding to flat to Tickets initiatives negative 2019 SSS Slide title - Font size: 20 pt CEC has a Growth Algorithm Driven by SSS and Proven Initiatives FFFFFF R:255 G:255 B:255 (1) (2) Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 Heading 2019E: +4.2% . 1% traffic / remodels 2019E: (0.6%) . Management highlighted . 12%+ sales lift, ~480 remaining remodels Colour: R:104 G:44 B:145 SSS . 1.5% basket / share of wallet competitive pressures as a 2020E: +4.0% 2020E: +0.8% Remodel . No new site selection, labor or leases . 1.5% price driver of negative SSS . [ ] Line: R:104 G:44 B:145 / Hex: 682C91 Program . 20%+ cash-on-cash returns Theme Colour Accents . ~$45 – 55m incremental Adj. EBITDA 682C91 R:104 G:44 B:145 A1 . Focused on high ROIC remodels Company-Operated 2019E: 4 2019E: 16 . Focused on developing in near-term D20033 R:210 G:0 B:51 A2 New Units new units 2020E: 2 . 29 new franchised units 2020E: 16 . 230-250 domestic unit opportunity internationally . Play Pass, All You Can Play and More 249384 R:36 G:147 B:132 A3 Tickets initiatives SSS Growth FA7600 R:250 G:118 B:0 A4 . Improved guest experience 2019E: 60 . 12%+ sales lift per venue 2019E: None . Market share gains from strong execution Remodels . No announced remodels 0561BA R:5 G:97 B:186 A5 2020E: 90 . 32 completed by Q1 2019, 450+ 2020E: None remaining including 60 in H2 2019 76BB1F R:118 G:187 B:31 A6 . Operational deleveraging at 9D0E2D R:157 G:14 B:45 H/A7 existing units New Unit and . International expansion Sales CAGR . 200+ domestic unit opportunity 76BB1F R:118 G:187 B:31 F/A8 Other (FY2018-20) ~4.3% ~8.9% . 50-60% flow through from . Licensing & other brand extensions Opportunities remodeled venues . Platform for future M&A Recommended client's colour – ~$45-55mm incremental EBITDA(4) Client: Fill with colour . Increased franchise royalties Recommended CS colour EBITDA Margin (Δ FY2018-20) . Strong “risk-adjusted” near term returns . Guidance to flat / negative SSS targets CS: Fill with colour ~150bps ~(160bps) . SSS growth drives strong flow-through . Management highlighted competitive Highlights in tables . 15 – 16 new units in FY2019 (12% of pressures as a driver of negative SSS . Benefitting from operational investments New Unit store base) H1: Fill with colour EBITDA CAGR . Focused on new game and VR experiences Growth . Unit growth drives sales growth . Proven remodel concept H2: Fill with colour (FY2018-20) ~8.2% ~4.8% to drive traffic . Estimated 230 – 250 unit potential CustomColour Checker v2.2 7 Note: Company management, Company filings, Wall Street research and Dave & Buster’s filings. CEC and Dave & Buster’s financials available at SEC.gov. (1) Fiscal year ending in December of calendar year. CEC FY2020E reflects 52-week basis. (2) Fiscal year ending in January of following calendar year. Calculated using 2018A revenue of $1,265mm, 2018A EBITDA of $279mm, 2020E revenue of $1,502mm and 2020E EBITDA of $307mm, based on Wall Street consensus. Flat to . Limited new owned . 22 large and 8 . Guidance of (1.5%) to +0.5% for FY2019 units; ~29 new small format units; Negative SSS +18% from 2018 . Historic underperformance franchised units Performance unit base Muted . Growth driven by new units EBITDA . Expected margin contraction in future Performance years

Slide title - Font size: 20 pt CEC Economics and Attractive Growth Opportunity FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 748 127 Global Venues Units Heading Colour: R:104 G:44 B:145 14% 26% 0% 0% (1) (1) Line: R:104 G:44 B:145 / Hex: 682C91 International Franchised International Franchised Theme Colour Accents 12,700 sq.ft. 682C91 R:104 G:44 B:145 A1 41,000 sq.ft. Average Store Size Average Store Size D20033 R:210 G:0 B:51 A2 ~150bps 249384 R:36 G:147 B:132 A3 ~(160bps) EBITDA margin expansion, EBITDA margin contraction, FA7600 R:250 G:118 B:0 A4 FY2018-20 (4) FY2018-20 0561BA R:5 G:97 B:186 A5 76BB1F R:118 G:187 B:31 A6 ~200 230-250 Domestic Unit Opportunity(3) Domestic Unit Opportunity 9D0E2D R:157 G:14 B:45 H/A7 ~$45-55mm 76BB1F R:118 G:187 B:31 F/A8 $2.5mm Long-Term Incremental EBITDA $8.3-$8.8mm (5) (2) Recommended client's colour Cost to Build New Venue from Remodels ; Net Development Cost for $525k to $575k Cost per Remodel Large Stores(6) Client: Fill with colour Recommended CS colour  Smaller, less expensive venues  Higher buildout costs CS: Fill with colour  Scalable in smaller markets  Highlights in tables  Multiple levers for growth Focused on new unit expansion in large urban − Proven remodel program markets H1: Fill with colour − Large addressable market for new units that can be  Growth driven by square footage expansion H2: Fill with colour targeted once high-ROI remodel spend is complete CustomColour Checker v2.2 Note: CEC financials reflect Q1 2019A data. Dave & Buster’s financials reflect Q1 (3) Buxton’s estimate of ~150 Chuck E. Cheese venues plus select other opportunities validated by Buxton and Management. 2019A data. CEC and Dave & Buster’s financials available at SEC.gov. (4) Wall Street research consensus; calculated using 2020E revenue of $1,502mm and 2020E EBITDA of $307mm. 8 (1) Units outside of U.S. and Canada. (5) Cost to build adjusted for tenant incentives and capital overhead. Represents cost to build large format CEC venue. (2) Assumes 480 venues, $1.6mm AUV, 12% AUV uplift and 50-60% flow (6) Large Stores defined as 30,000-45,000 sq. ft. Net development costs include equipment, building, leaseholds and site costs, net of tenant through. improvement allowances and other landlord payments, excluding pre-opening costs and capitalized interest.

Slide title - Font size: 20 pt CEC Has a More Defensive Platform FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 Iconic Brand Heading Unaided Brand Awareness vs. Brand Alternatives(1) Colour: R:104 G:44 B:145  Loyal young age  Older demographic with group with limited greater range of 61% Line: R:104 G:44 B:145 / Hex: 682C91 More choices for out of entertainment options Theme Colour Accents Attractive home entertainment 682C91 R:104 G:44 B:145 A1 Demographics  Not dependent on 21% D20033 R:210 G:0 B:51 A2 new content 8% 7% 249384 R:36 G:147 B:132 A3 3% 2% FA7600 R:250 G:118 B:0 A4  Affordable and  Higher price point convenient business business model 0561BA R:5 G:97 B:186 A5 Compelling model appeals to broad consumer base More Affordable 76BB1F R:118 G:187 B:31 A6 Value Proposition Example Spend(2) 9D0E2D R:157 G:14 B:45 H/A7  Example Spend per  Example Spend per Visit: $39(2) Visit: $106(2) 76BB1F R:118 G:187 B:31 F/A8 $106 $112 Recommended client's colour Client: Fill with colour 2008-2010 2008-2010 +0.2% SSS Stacked (12.5%) SSS Stacked Recommended CS colour $39 $45 CS: Fill with colour  No corporate events  Corporate events >10% Less  Consistent recurring of sales Highlights in tables Cyclicality revenue: H1: Fill with colour − 26% franchised  0% franchise revenue − Birthdays ~15% of H2: Fill with colour sales Family Dining(3) Movie Theatres CustomColour Checker v2.2 9 Note: CEC financials reflect Q1 2019A data. Dave & Buster’s financials reflect Q1 2019A data. CEC and Dave & Buster’s financials available at SEC.gov. (2) Illustrative pricing for parties of 2 adults and 2 children for an everyday visit. Chuck E. Cheese based on New York pricing versus (1) When mothers (on an unaided basis) were asked ‘‘When thinking about places to take your children for family-fun and entertainment, and also having a $35 price point in most U.S. venues. meal and/or snacks, what is the first place that comes to mind? What other places come to mind?” (3) Based on 2 kids meals (pizza), 2 adult burgers & fries, and 4 beverages at Chili’s.

Slide title - Font size: 20 pt Highly Attractive Valuation for CEC FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt Restaurants & Entertainment Pizza-Focused QSR 682C91 R:104 G:44 B:145 Median: 10.4x 21.5x 14.7x MTN-US Vail Resorts Heading FV / 12.8x 12.1x 11.9x 11.1x 10.4x 9.5x 9.2x 8.9x DRI-US Darden CY2019 7.5x 7.8x 6.7x Colour: R:104 G:44 B:145 SIX-US Six Flags Adj. TXRH-US Texas Roadhouse Line: R:104 G:44 B:145 / Hex: 682C91 EBITDA CBRL-US Cracker Barrel (1) Median of MERL-GB Merlin Entertainment Theme Colour Accents Pizza-Focused QSR Peers(2) SEAS-US Seaworld FUN-US Cedar Fair 682C91 R:104 G:44 B:145 A1 Median: 1.7x CAKE-US Cheesecake Factory BJRI-US BJ's D20033 R:210 G:0 B:51 A2 Growth- 8.4x PLAY-US Dave & Busters 6.1x Adjusted 2.5x 1.9x 1.7x 1.9x 249384 R:36 G:147 B:132 A3 EBITDA 0.9x 1.4x 1.5x NM 0.5x NM 1.4x Multiple(3) (1) Median of FA7600 R:250 G:118 B:0 A4 Pizza-Focused QSR Peers(2) 0561BA R:5 G:97 B:186 A5 Median: 5.1% 76BB1F R:118 G:187 B:31 A6 Sales 8.7% 9.9% 8.9% 6.1% CAGR 5.1% 4.4% 5.5% 9D0E2D R:157 G:14 B:45 H/A7 4.3% 4.2% 3.5% 3.6% 1.9% 1.5% CY2018- 76BB1F R:118 G:187 B:31 F/A8 CY2020(4) (1) Median of Pizza-Focused (2) Recommended client's colour QSR Peers Client: Fill with colour Median: 4.7% Adj. 17.8% 11.3% Recommended CS colour EBITDA 8.2% 10.6% 8.7% 4.7% 5.5% 5.4% 4.7% CAGR 1.8% 0.9% CS: Fill with colour CY2018- Highlights in tables (1.8%) (2.2%) (4) CY2020 (1) Median of H1: Fill with colour Pizza-Focused QSR Peers(2) CY2019 Adj. H2: Fill with colour EBITDA 20.1% 31.2% 14.1% 37.5% 11.3% 12.7% 28.9% 31.2% 34.9% 9.1% 11.1% 21.0% 18.8% Margin CustomColour Checker v2.2 10 Source: Company Filings, FactSet. Market data as of June 28, 2019. Utilizes medians of broker estimates. (2) Includes Domino’s, Yum! Brands and Papa John’s. (1) Merlin Entertainment data as of June 27, 2019, prior to announcement of acquisition by Kirkbi Invest and (3) (FV / 2019 Adj. EBITDA) / ’18 – ’20 Adj. EBITDA CAGR. Blackstone. (4) CEC CY2020 shown on 52-week basis.

Slide title - Font size: 20 pt FFFFFF R:255 G:255 B:255 Subtitle - Font size: 11 pt 682C91 R:104 G:44 B:145 Heading Colour: R:104 G:44 B:145 Line: R:104 G:44 B:145 / Hex: 682C91 Theme Colour Accents 682C91 R:104 G:44 B:145 A1 D20033 R:210 G:0 B:51 A2 249384 R:36 G:147 B:132 A3 FA7600 R:250 G:118 B:0 A4 0561BA R:5 G:97 B:186 A5 76BB1F R:118 G:187 B:31 A6 9D0E2D R:157 G:14 B:45 H/A7 76BB1F R:118 G:187 B:31 F/A8 Recommended client's colour Client: Fill with colour Recommended CS colour CS: Fill with colour Highlights in tables H1: Fill with colour 11 H2: Fill with colour CustomColour Checker v2.2